                                                                    EXHIBIT 23.6

                        CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
PRIMESTAR, Inc.:

  We consent to the use of our report dated February 6, 1998 included herein and to the reference to our firm under the heading "Experts" in the proxy statement/prospectus.

                                          KPMG Peat Marwick LLP

Denver, Colorado
February 6, 1998